UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02328

Boulder Growth & Income Fund Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO			80302
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	November 30, 2006

Date of reporting period:	November 30, 2006

Item 1. Reports to Stockholders.

2

Boulder Growth & Income Fund, Inc.

Annual Report

November 30, 2006

Dear Stockholder:

The Boulder Growth & Income Fund had a total return on net asset value of 23.5% (after all expenses) for the fiscal year ending 11/30/06, beating the S&P 500 Index which had a return of 14.2% for the same period. The Fund's total return on market price was 63.3%! This was caused by a combination of the increase in net asset value ("NAV") as well as the Fund's market price trading at a premium relative to its NAV at the end of the year compared to trading at a discount at the beginning. The Fund was trading at a 13% discount a year ago, and at a 15.1% premium on November 30, 2006. This is great for stockholders. But the best measure of your Fund's performance and how the underlying securities performed is the 23.5% total return on NAV. As long-term investors, we think that the most important measure of our investment performance is how the NAV performs over the long run.

Below is a comparison of the Fund's NAV performance with that of the S&P 500 Index, the Dow Jones Industrial Average and the NASDAQ Composite:

Cumulative Returns	3 Months Ended 11/30/06	6 Months Ended 11/30/06	One Year Ended 11/30/06	Three Years* Ended 11/30/06	Since January 2002**
Boulder Growth & Income Fund	9.6%	14.9%	23.5%	14.2%	8.9%
S&P 500 Index	7.8%	11.3%	14.2%	11.8%	2.4%
Dow Jones Industrial Average	8.0%	10.8%	15.8%	10.1%	3.8%
NASDAQ Composite	11.6%	12.0%	9.8%	8.1%	–1.2%

The total returns for BIF in the table above do not include the affect of dilution from the 12/2002 rights offering. If the affect of dilution is included, the Since January 2002 annualized return would have been 4.8%.

*  Annualized

**  Annualized since January 2002, when the current Advisers became investment advisers to the Fund.

We've outperformed the S&P 500 Index for every period in the table above. Not a bad record. It's our goal to beat the S&P 500 Index over the long-run. We've read with some passing interest that the renowned investment manager Bill Miller of the Legg Mason Funds, did not beat the S&P 500 Index this year, which is the first time it has happened in 15 years. Beating the S&P 500 for 15 years is an impressive record. We read in another report† that a study of managers with the best 10-year records indicates that more than 90% fell into the bottom half relative to their peers for 3 years in a row during that period and almost two-thirds fell into the bottom quartile relative to their peers for at least 3 years in a row. The conclusion we come to is that even with our out-performance of the S&P 500 Index shown above, there will likely come a time (maybe even a 3 year period!) when we don't outperform. Obviously, we never know when or if we will beat the S&P 500 Index, but it's a goal of ours.

You've heard the phrase "Out with the old, in with the new." Take that and reverse it, and you'll have a feel for one of our investment tenets—out with the new, in with the old. By this we mean we'd rather buy an "old" tried and true company than a new IPO (initial public offering). When you buy something that has been around for some time, you have a much better feel of what to expect in the future. With an IPO, you just don't know what may happen. With an older company, you likely have a seasoned and knowledgeable

†  Clipper Fund 2006 Semi-Annual Update citing a study by Davis Advisors of 116 managers from eVestment Alliance's large cap universe whose 10-year average annualized performance ranked in the top quartile from January 1, 1996 to December 31, 2005.

management team. With an IPO, you don't know. One thing you can be sure of with an IPO is that the investment bankers are out "tooting the horn" for this great new IPO, trying to get as high a price as possible. This certainly runs counter to our objective of trying to buy out of favor stocks at a low price.

About four years ago, we established a 25% position in Berkshire Hathaway. Investing 25% of a fund's assets in one security is almost unheard of in the mutual fund world. You'll hear the pundits shouting from every "Wall Street" corner: "diversify to decrease your risk." Huh? That doesn't make sense to us. Why buy 50 different stocks, some of which may be mediocre, when you could take your top 10 picks and buy more of them? We knew Berkshire Hathaway to be a "tried and true" company in every way. And to date, we haven't been disappointed.

Some of the newer names in your Fund in the past year include Home Depot, MDC Holdings, Pulte Homes, and several others. These companies have been around for some time and have proven track records. We hold 42 different stocks in the Fund. Compare this to some other funds which own hundreds of stocks. About 20% of the Funds stock holdings are in foreign securities and of those, most are real estate investment trusts ("REITs"). This gives the Fund some exposure to real estate outside the boundaries of the United States. The Fund has a concentration policy in REITs, which means at least 25% of the Fund's assets must be invested in REITs. About half the REITs the Fund currently holds are within the U.S., and the other half are foreign.

One of the better performing names in the Fund in the past year was Berkshire Hathaway. Some of the foreign companies we held performed exceptionally well, including: Unibail up 73%, British Land Co. up 58%, Hang Lung Properties up 53%, Heineken up 43%, Diageo PLC up 37%, Ascendas Real Estate up 29%, and Midland Holdings up 25%. We also bought two new foreign securities that you probably haven't heard of: New City Residences, a Japanese REIT, and Cheung Kong Holdings, a Hong Kong real estate developer and investor. As stated above, the Fund now has about 20% of its assets in foreign securities and sovereign bonds. We hold these securities in the currency of the country in which they reside.

Some stocks that pulled down our performance during the year were Doral, down 60%, and First American Corp., down 16% (though First American Corp. was up 45% in 2005). Doral has been in far worse financial shape than I expected and this has been acutely reflected in its market price. Doral has been one of the worst selections in my investing career. Nonetheless, I am impressed with the new management and believe they have taken a big bath so I look for results to improve from here, but only time will tell. Also of mention is Wal-Mart, a relatively large holding, which was down about 4% in our fiscal 2006.

In May, the Fund declared its first regular $.10 per share distribution under its newly adopted managed distribution policy. Since then, the Fund has paid the same amount each month (i.e., an annual payout rate of 13% of NAV). For fiscal 2006, the Fund paid stockholders a total of $.70 per share. At the beginning of May, 2006, the Fund's NAV was $8.61 per share. On November 30, 2006, after paying out $0.70 over the prior seven months, the NAV ended at $9.08. This was an exceptional period and should not be expected to continue.

For tax reasons, during the course of the year, we bought common shares of companies who were paying exceptionally large dividends. Once the stock went ex-dividend (i.e., we became entitled to the dividend), we sold the stock at a loss. This loss allowed us to offset gains we had realized on other securities sold during the year. Consequently, we ended the year with about the same amount of capital loss carry-forward as we started with, and a portion of the $.70 of dividends we paid will be net investment income and taxed as such to stockholders. Had we not bought and sold these large dividend shares, the realized gains would have been considered ordinary income and taxed as such and we would have lost the capital loss carry-forwards.

We expect to continue paying our managed distribution and we want to remind stockholders that the monthly distribution was not necessarily earnings (income and/or gains). A part of this distribution has been return of capital. This is a non-taxable distribution which represents some of the stockholder's original investment. Stockholders will receive a 1099 indicating how much of the distribution is a return of capital. Most of the stocks we own have unrealized gains, so when we sell them, we trigger a gain; at year-end, we must pay gains out to stockholders. We have re-submitted our exemptive application with the SEC to enable the Fund to continue paying a managed distribution without interruption. The Fund has been able to pay out a managed distribution without the possibility of making more than one capital gain distribution per year because of significant capital loss carry-forwards. We can't tell you for sure at this point whether or not the SEC will approve the re-submitted exemptive application.

Along this same line, we would like to encourage ALL stockholders to register for the Fund's Dividend Reinvestment Plan, also called a "DRIP" plan. This enables stockholders to reinvest their dividends in additional shares of the Fund, whether it's once a year or 12 times a year. Some brokers will permit you to enroll in our DRIP, but many will tell you that they can reinvest your dividends for you. However, if the Fund is trading at a premium to its NAV on the dividend payment dates, the Fund may issue new shares at a slight discount to market, which would be an advantage over any price a broker could get purchasing shares in the open market. The only way you can be certain to be in the Fund's DRIP plan is to become a registered stockholder. If you would like to become one, we urge you to call our Transfer Agent, PFPC Inc., at 1-800-331-1710 and find out the details. A copy of the Fund's DRIP plan can be found towards the end of this report.

Our website at www.boulderfunds.net is an excellent source for information on the Fund. One of the new features on the website is the ability to sign up for electronic delivery of stockholder information. Through electronic delivery, you can enjoy the convenience of receiving and viewing stockholder communications, such as annual reports, managed distribution information, and proxy statements online in addition to, but more quickly than, the hard copies you currently receive in the mail. To enroll, simply go to www.boulderfunds.net/enotify.htm. Also on the website, you will find information about the Boulder Growth & Income Fund's sister fund—the Boulder Total Return Fund.

Sincerely,

Stewart R. Horejsi

January 3, 2007

Boulder Growth and Income Fund, Inc.

Exhibit 1

(Unaudited)

Change in Principal Value of Asset Classes 11/30/2005 to 11/30/2006

	Common Stock Investments
	REITS		Industrials	RICS	Total
Beginning Market Value	11/30/05	$29,778,688	$64,779,871	$1,292,740	$95,851,299
Cost of Purchases	12/01/05 - 11/30/06	10,075,316	22,384,223	6,682,418	39,141,957
Proceeds from Sales	12/01/05 - 11/30/06	12,658,978	17,763,774	4,529,725	34,952,477
Net Purchases/(Sales)		(2,583,662)	4,620,449	2,152,693	$4,189,480
Beginning Market Value Plus Net Purchases/(Sales)		27,195,026	69,400,320	3,445,433	100,040,779
Net Appreciation	11/30/06	8,604,789	6,772,310	465,975	15,843,074
Ending Market Value	11/30/06	35,799,815	76,172,630	3,911,408	$115,883,853
Number of Issues Held			16	25	2
Cash, US Treasuries, Foreign Bonds and Treasuries, Other Assets and Liabilities					$12,220,562
AMPS Redemption Value					(25,000,000)
Total Net Assets applicable to Common Stockholders					$103,104,415

Financial Data
(Unaudited)

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price	Dividends Paid
11/30/2005	$8.00	$6.96
12/31/2005	7.97	7.00	$0.02
1/31/2006	8.31	7.25
2/28/2006	8.30	7.63
3/31/2006	8.48	7.72
4/30/2006	8.50	7.85
5/31/2006	8.47	8.02	$0.10

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price	Dividends Paid
6/30/2006	$8.39	$7.76	$0.10
7/31/2006	8.35	7.85	$0.10
8/31/2006	8.55	8.96	$0.10
9/30/2006	8.57	9.46	$0.10
10/31/2006	8.94	9.75	$0.10
11/30/2006	9.08	10.45	$0.10

Portfolio of Investments as of November 30, 2006  Boulder Growth & Income Fund, Inc.

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS-90.5%
DOMESTIC COMMON STOCKS-71.2%
Beverages-6.1%
164,500	Anheuser-Busch Companies, Inc.	$7,815,395
Buildings-Residential/Commercial-0.9%
6,300	Lennar Corp., Class A	330,750
5,000	MDC Holdings Inc.	285,650
8,000	Pulte Homes, Inc.	269,920
10,000	Standard Pacific Corp.	256,600
		1,142,920
Construction Machinery-1.0%
20,000	Caterpillar, Inc.	1,240,600
Data Processing-Management-0.7%
20,690	Fidelity National Information Services Inc.	825,531
Diversified-27.3%
310	Berkshire Hathaway Inc., Class A†	33,201,000
500	Berkshire Hathaway Inc., Class B†	1,777,500
		34,978,500
Financial Services-0.4%
118,000	Doral Financial Corp.	477,900
Food-0.9%
21,000	Wm. Wrigley Jr. Company	1,101,240
Health Care Products & Services-0.9%
18,000	Johnson & Johnson	1,186,380
Insurance-2.7%
47,074	Fidelity National Financial, Inc.	1,065,755
40,000	First American Corporation	1,544,400
27,000	Marsh & McLennan Companies, Inc.	848,340
		3,458,495
Manufacturing-3.0%
50,500	Eaton Corporation	3,892,540
Pharmaceuticals-1.5%
70,000	Pfizer, Inc.	1,924,300
REITS-15.2%
44,000	AvalonBay Communities, Inc.	5,855,520
41,100	General Growth Properties, Inc.	2,258,034
160,000	HRPT Properties Trust	2,011,200
75,000	Nationwide Health Properties, Inc.	2,219,250
25,000	Redwood Trust, Inc.	1,430,250
55,000	Regency Centers Corporation	4,343,900
42,000	Sun Communities, Inc.	1,408,260
		19,526,414

See accompanying Notes to Financial Statements

Portfolio of Investments as of November 30, 2006  Boulder Growth & Income Fund, Inc.

Shares	Description	Value (Note 1)
DOMESTIC COMMON STOCKS - continued
Retail-5.8%
35,000	The Home Depot, Inc.	$1,328,950
133,000	Wal-Mart Stores, Inc.	6,131,300
		7,460,250
RICS-3.1%
145,600	Flaherty & Crumrine Claymore Preferred Securities Income Fund, Inc.	3,187,184
32,800	Flaherty & Crumrine Claymore Total Return Fund, Inc.	724,224
		3,911,408
Savings & Loans-1.7%
51,000	Washington Mutual, Inc.	2,227,680
	Total Domestic Common Stocks (cost $68,470,306)	91,169,553
FOREIGN COMMON STOCKS-19.3%
Australia-0.9%
983,610	ING Office Fund, REIT	1,188,062
France-1.8%
9,500	Unibail, REIT	2,241,505
Germany-1.0%
20,690	Deutsche Wohnen AG, REIT	1,329,320
Hong Kong-3.0%
110,000	Cheung Kong Holdings, Ltd.	1,299,608
600,000	Hang Lung Properties, Ltd., REIT	1,334,447
2,052,000	Midland Holdings, Ltd.	1,166,014
		3,800,069
Japan-0.9%
250	New City Residence Investment Corporation, REIT	1,124,033
Netherlands-1.2%
31,663	Heineken NV	1,544,529
New Zealand-3.1%
4,150,135	Kiwi Income Property Trust, REIT	3,921,118
Singapore-1.0%
850,000	Ascendas Real Estate Investment Trust	1,318,642
United Kingdom-6.4%
65,000	British Land Co. PLC, REIT	1,947,281
25,000	Diageo PLC, Sponsored ADR	1,932,250
155,000	Great Portland Estates PLC, REIT	1,868,993
235,000	Lloyds TSB Group PLC	2,498,498
		8,247,022
	Total Foreign Common Stocks (cost $17,562,604)	24,714,300
	Total Long Term Investments (cost $86,032,910)	115,883,853

See accompanying Notes to Financial Statements

Portfolio of Investments as of November 30, 2006  Boulder Growth & Income Fund, Inc.

Par Value	Description	Value (Note 1)
SHORT TERM INVESTMENTS-8.6%
BANK DEPOSIT-0.3%
$427,000	Investors Bank & Trust Money Market Deposit Account, 4.200% due 12/01/06 (cost $427,000)	$427,000
FOREIGN GOVERNMENT BONDS-5.6%
New Zealand-1.7%
3,236,000	New Zealand Treasury Bill, .000% due 1/31/07*	2,190,713
United Kingdom-3.9%
2,465,000	United Kingdom Treasuries, 8.500% due 7/16/07	4,949,444
	Total Foreign Government Bonds (cost $6,883,148)	7,140,157
U.S. TREASURY BILLS-2.7%
3,500,000	5.155% due 12/21/06	3,489,976
	Total Short Term Investments (cost $10,800,124)	11,057,133
Total Investments-99.1%
	(cost $96,833,034)	126,940,986
	Other Assets and Liabilities-0.9%	1,163,429
	Total Net Assets Available to Common Stock and Preferred Stock-100%	128,104,415
	Auction Market Preferred Stock (AMPs) Redemption Value	(25,000,000)
	Total Net Assets Available to Common Stock	$103,104,415

†    Non-income producing security.

*    Zero coupon bond.

ADR  -  American Depository Receipt

REIT  -  Real Estate Investment Trust

See accompanying Notes to Financial Statements

Investments as a % of Net Assets (Unaudited)

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities  Boulder Growth & Income Fund, Inc.

November 30, 2006

ASSETS:
Investments, at value (Cost $96,833,034) (Note 1)		$126,940,986
Cash		464
Receivable for investments sold		944,029
Dividends and interest receivable		358,807
Prepaid expenses and other assets		190,677
TOTAL ASSETS		128,434,963
LIABILITIES:
Investment co-advisory fees payable (Note 2)	$128,787
Administration, co-administration and custodian fees payable (Note 2)	50,754
Accumulated undeclared dividends on Taxable Auction Market Preferred Stock (Note 5)	62,451
Legal and audit fees payable	51,835
Directors' fees and expenses payable (Note 2)	2,026
Accrued expenses and other payables	34,695
TOTAL LIABILITIES		330,548
FUND TOTAL NET ASSETS		$128,104,415
TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000 shares authorized, 1,000 shares outstanding, liquidation preference of $25,000 per share (Note 5)		25,000,000
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)		$103,104,415
NET ASSETS (Applicable to Common Stockholders) consist of:
Distributions in excess of net investment income		$(423,607)
Accumulated net realized loss on investments sold		(4,228,052)
Unrealized appreciation of investments		29,988,338
Par value of Common Stock (Note 4)		113,535
Paid-in Capital in excess of par value of Common Stock		77,654,201
TOTAL NET ASSETS (Applicable to Common Stock, 11,353,494 shares outstanding)	$9.08	$103,104,415

See accompanying Notes to Financial Statements.

Statement of Operations  Boulder Growth & Income Fund, Inc.

For the Year Ended November 30, 2006

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $54,618)	$6,261,922
Interest and other income	647,486

TOTAL INVESTMENT INCOME:	6,909,408
EXPENSES:

Investment co-advisory fees (Note 2)	$1,447,849
Administration, co-administration and custodian fees (Note 2)	374,106
Legal and audit fees	163,060
Directors fees and expenses (Note 2)	156,536
Preferred Stock broker commissions and Auction Agent fees	73,112
Printing fees	52,940
Insurance expenses	16,657
Other	124,735
GROSS EXPENSES	2,408,995
Fees waived by Administrator (Note 2)	(46,171)
OPERATING EXPENSES		2,362,824
NET INVESTMENT INCOME		4,546,584
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Securities		611,765
Foreign currency related transactions		120,480
Net change in unrealized appreciation of:
Securities		16,274,082
Foreign currency related transactions		46,838
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		17,053,165
LESS: PREFERRED STOCK DIVIDENDS		(1,244,284)
NET INCREASE IN NET ASSETS FROM OPERATIONS APPLICABLE TO COMMON SHARES		$20,355,465

See accompanying Notes to Financial Statements.

Statement of Changes in Net Assets  Boulder Growth & Income Fund, Inc.

	Year Ended November 30,
	2006	2005
OPERATIONS:
Net investment income	$4,546,584	$598,698
Net realized gain on investments sold during the year	732,245	7,454,945
Net change in unrealized appreciation/(depreciation) of investments during the year	16,320,920	(2,775,363)
Net increase in net assets resulting from operations	21,599,749	5,278,280
DISTRIBUTIONS: PREFERRED STOCK DIVIDENDS
Dividends paid from net investment income	(1,244,284)	(119,717)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS APPLICABLE TO COMMON SHARES	20,355,465	5,158,563
DISTRIBUTIONS: COMMON SHARES
Dividends paid from net investment income	(3,991,542)	—
Dividends paid from return of capital	(4,168,456)	—
Total Distributions: Common Shares	(8,159,998)	—
CAPITAL SHARE TRANSACTIONS:
Net asset value of shares issued in connection with the reinvestment of dividends from net investment income and distributions from net realized gains and return of capital	235,467	—
Taxable Auction Market Preferred Shares Issued (Note 5)	—	25,000,000
Costs of Taxable Auction Market Preferred Stock issued (Note 5)	—	(381,163)
NET INCREASE IN NET ASSETS FOR THE YEAR	12,430,934	29,777,400
NET ASSETS:
Beginning of year	115,673,481	85,896,081
End of year (including undistributed net investment income/ (distributions in excess of) of $(423,607) and $312,797, respectively)	$128,104,415	$115,673,481
AUCTION MARKET PREFERRED SHARES (AMPS) REDEMPTION VALUE	(25,000,000)	(25,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES	$103,104,415	$90,673,481

See accompanying Notes to Financial Statements.

Financial Highlights  Boulder Growth & Income Fund, Inc.

For a Common share outstanding throughout each period

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

	Year Ended November 30,						Five Months Ended		Year Ended
	2006		2005(e)		2004	2003	November 30, 2002(b)		June 30, 2002
OPERATING PERFORMANCE:
Net asset value, beginning of year	$8.00		$7.58		$6.65	$6.59	$7.15		$8.65
Net investment income/(loss)	0.40		0.04		0.01	(0.03)	0.02		0.58
Net realized and unrealized gain/(loss) on investments	1.51		0.39		0.95	1.23	(0.58)		(1.49)
Total from investment operations	1.91		0.43		0.96	1.20	(0.56)		(0.91)
DISTRIBUTIONS: PREFERRED STOCK
Dividends paid from net investment income to AMP* Stockholders	(0.11)		(0.01)		—	—	—		—
Change in accumulated undeclared dividends on AMP* Stockholders	(0.00	)(c)	(0.00	)(c)	—	—	—		—
Net Increase/(Decrease) from operations applicable to common shares	1.80		0.42		0.96	1.20	(0.56)		(0.91)
DISTRIBUTIONS: COMMON SHARES
Dividends paid from net investment income	(0.35)		—		—	—	—		—
Dividends paid from return of capital	(0.37)		—		(0.03)	(0.07)	—		(0.59)
Dilutive Impact of Rights Offering††	—		—		—	(1.07)	—		—
Net Increase/(Decrease) in Common Net Asset Value	1.08		0.42		0.93	0.06	(0.56)		(1.50)
Net asset value, end of year	$9.08		$8.00		$7.58	$6.65	$6.59		$7.15
Market value, end of year	$10.45		$6.96		$6.63	$5.50	$5.22		$6.78
Total investment return based on net asset value(a)(d)	23.45%		5.54%		14.44%	2.37%	(7.83)%		(11.36)%
Total investment return based on market value(a)(d)	63.31%		4.98%		21.02%	6.89%	(23.01)%		(14.47)%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:
Operating expenses	2.47%		2.24%		2.00%	1.93%	4.40	%†††	1.95%†
Operating expenses including interest expense	—		3.00%		2.38%	2.30%	—		—
Operating expenses without fee waiver	2.52%		3.06%		2.06%	—	—		—
Net investment income(b)	3.44	%(f)	0.55	%(f)	0.01%	0.08%	0.79	%†††	6.96%
SUPPLEMENTAL DATA:
Portfolio turnover rate	35%		41%		33%	40%	21%		180%
Net assets, end of the year (in 000's)	$103,104		$90,673		$85,896	$75,286	$37,309		$40,514
Number of shares outstanding at the end of period (in 000's)	11,353		11,328		11,328	11,328	5,664		5,664
Ratio of operating expenses to Total Average Net Assets including AMP*	1.96%		2.46%		—	—	—		—

*  Taxable Auction Market Preferred Stock ("AMP")

(a)  Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan

(b)  Fiscal year end changed to to November 30. Prior to this, the fiscal year end was June 30.

(c)	Amount represents less than $0.01 per Common share.

(d)  Total return is not annualized for periods less than one year.

(e)  On October 17, 2005, the Fund issued 1,000 shares of AMP's.

(f)  For the years ended November 30, 2005 and 2006, the net investment income ratio reflects income net of operating expenses and payments and change in undeclared dividends to AMP Stockholders.

†  For the year ended June 30, 2002, the ratio of expenses to average net assets excluding the costs attributable to a proxy contest and related matters was 1.65%.

††  The Rights Offering was fully subscribed at a subscription price of $4.34 for 5,663,892 shares, which equals $24,581,291 in gross proceeds.

†††  Annualized

See accompanying Notes to Financial Statements.

Financial Highlights (Continued) (Unaudited)  Boulder Growth & Income Fund, Inc.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding. (1).

	Total Shares Outstanding	Average Coverage Per Share	Involuntary Liquidating Preference Per Share (2)	Average Market Value Per Share(2)
11/30/06	1,000	$128,167	$25,000	$25,000
11/30/05	1,000	115,673	25,000	25,000

(1) See Note 5.

(2) Excludes accumulated undeclared dividends

See accompanying Notes to Financial Statements.

Notes to Financial Statements  Boulder Growth & Income Fund, Inc.

Note 1. Significant Accounting Policies

Boulder Growth & Income Fund, Inc. (the "Fund"), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded using the interest method.

The actual amounts of dividend income and return of capital received from investments in real estate investment trusts ("REITS") and registered investment companies ("RICS") at calendar year-end are determined after the end of the fiscal year. The Fund therefore estimates these amounts for accounting purposes until the actual characterization of REIT and RIC distributions is known. Distributions received in excess of the estimate are recorded as a reduction of the cost of investments.

Foreign Currency Translation: The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions.

Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and the subsequent sale trade date is included in gains and losses on investment securities sold

Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Dividends and Distributions to Stockholders: On May 12, 2006, stockholders approved a managed distribution policy for the Fund. As such, the Fund makes regular monthly distributions, currently equal to $0.10 per share, per month. About half of the monthly distributions (currently $0.10 per share) consisted of a return of capital to stockholders in 2006. A "return of capital" represents a return of a stockholder's original investment in the Fund's shares, and should not be confused with a dividend yield. The distributions also included a component of net investment income. An IRS Form 1099-DIV will be sent to stockholders indicating the tax characteristic of the distributions they received and exactly how much would be net investment income, ordinary income, capital gains, if any, and return of capital, if any. The Fund does

Notes to Financial Statements  Boulder Growth & Income Fund, Inc.

not expect that distributions will include any capital gain component. The Fund's managed distribution policy may be terminated at any time by the Fund's Board of Directors.

However, it is possible that a portion of the distributions will represent capital gains earned by the Fund but offset by capital loss carry-forwards, which will be taxable at ordinary income tax rates. To the extent stockholders receive a return of capital they will be required to adjust their cost basis by the same amount upon the sale of their Fund shares. Stockholders should seek their own tax advice regarding the reporting of income and the gain or loss on the sale of the Fund's shares.

Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Stockholders as a credit against their own tax liabilities.

Federal Income Taxes: The Fund intends to qualify as a registered investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), applicable to RICs and intends to distribute substantially all of its taxable net investment income to its stockholders. Therefore, no Federal income tax provision is required.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Stockholders. The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Investment Co-Advisory Fees, Directors' Fees, Administration Fee, Co-Administration Fee, Custody Fee and Transfer Agent Fee

Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") serve as the Fund's Co-Investment Advisers ("Advisers"). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund's average monthly net assets (including the principal amount of leverage, if any). The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC"), and the Lola Brown Trust No. 1B (the "Lola Trust"), each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

Fund Administrative Services, LLC ("FAS") serves as the Fund's Co-Administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting stockholder relations, authorizing expenses and other administrative tasks. Under the Administration Agreement, the Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and, 0.15% on the value of the Fund's average monthly assets over $400 million. Notwithstanding, FAS has agreed to cap the Fund's total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee should the total monthly administration expenses exceed 0.30%. The equity owners of FAS are EALLC and the Lola Trust, each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

Notes to Financial Statements  Boulder Growth & Income Fund, Inc.

The Fund pays each Director who is not a director, officer or employee of the Advisers or FAS a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Investors Bank & Trust Company ("Investors Bank") serves as the Fund's Co-Administrator and Custodian. As compensation for its services, Investors Bank receives certain out-of-pocket expenses, transaction fees and asset-based fees, which are accrued daily and paid monthly. The Fund pays Investors Bank an annualized fee of 0.058% of the Fund's average monthly net assets for the first $300 million and 0.04% for average monthly net assets over $300 million, in addition to any out-of-pocket and transaction fees.

PFPC Inc. ("PFPC") serves as the Fund's Common Stock Servicing Agent (transfer agent), dividend-paying agent and registrar, and as compensation for PFPC's services as such, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas, a wholly owned subsidiary of Deutsche Bank AG ("Auction Agent"), serves as the Fund's Taxable Auction Market Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

Note 3. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities for the year ended November 30, 2006, excluding short-term investments, aggregated $40,674,688 and $38,000,595, respectively.

At November 30, 2006, based on cost of $97,020,094 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $30,727,219 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $806,327.

Note 4. Common Stock

At November 30, 2006, 249,990,000 of $0.01 par value Common Stock were authorized of which 11,353,494 were outstanding.

Note 5. Taxable Auction Market Preferred Stock

The Fund's Articles of Incorporation authorize the issuance of up to 10,000 shares of $0.01 par value Preferred Stock. On October 17, 2005, the Fund issued 1,000 shares of Taxable Auction Market Preferred Stock. Offering costs of $250,000 were paid directly to Merrill Lynch, Pierce Fenner & Smith Inc., all of which was charged to capital of Common Stock to complete the transaction. Taxable Auction Market Preferred Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Stockholders. Dividends on shares of Taxable Auction Market Preferred Stock are cumulative.

The Fund is required to meet certain asset coverage tests with respect to the Taxable Auction Market Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Taxable Auction Market Preferred Stock at a redemption price of $25,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Stockholders and could lead to sales of portfolio securities at inopportune times.

An auction of the Taxable Auction Market Preferred Stock is generally held every 28 days. Existing stockholders may submit an order to hold, bid or sell such shares at par value on each auction date. Taxable Auction Market Preferred Stock Stockholders may also trade shares in the secondary market between auction dates.

On November 30, 2006, 1,000 shares of Taxable Auction Market Preferred Stock were outstanding at the annual rate of 5.29%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Stockholders. While the Fund expects to earn a higher return on its assets than the cost associated with the Taxable Auction Market Preferred Stock, including expenses, there can be no assurance that such results will be attained.

Notes to Financial Statements  Boulder Growth & Income Fund, Inc.

Note 6. Portfolio Investments, Concentration and Investment Quality

The Fund operates as a "non-diversified" investment company, as defined in the 1940 Act. As a result of being "non-diversified", with respect to 50% of the Fund's portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund's portfolio, although no single investment can exceed 25% of the Fund's total assets at the time of purchase. A more concentrated portfolio may cause the Fund's net asset value to be more volatile than it has been historically and thus may subject stockholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of November 30, 2006, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund's common stock, and the Fund's net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

At the April 2003 stockholder meeting, stockholders approved a proposal that permits the Fund to be concentrated in REITs (real estate investment trusts). REITs are securities of companies whose primary objective is investment in real property or providing services to real property interests. The Fund must invest at least 25% of its assets in REIT securities. Although the Fund generally invests in U.S. REITs, the fund may make direct investments in foreign REITs. The Fund intends to invest in REIT securities primarily for income. Risks associated with investing in REITs include the potential for loss of value if there is an underlying decline in value of the properties in which the REIT invests. Property valuations may rise and fall with either local economic conditions or with the national economy. Furthermore, the dividend income paid by a REIT may be reduced or eliminated. In addition, the Fund bears its ratable share of REIT expenses while still paying management fees on the Fund assets so invested.

At the April 2005 Annual Meeting of Stockholders, stockholders approved a proposal that eliminates the Fund's fundamental investment restriction regarding investment in foreign securities. Prior to this meeting, the Fund was not permitted to invest more than 20% of its assets in foreign securities. The Fund now has no restrictions on its ability to invest in foreign securities. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Advisers may not be able to sell the Fund's portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund's return.

The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund is subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of large Fund holdings. Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund's assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term "fixed income securities" includes RICs whose objective is income, REITs, bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Note 7. Significant Stockholders

On November 30, 2006, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 2,489,078 shares of Common Stock of the Fund, representing approximately 21.92% of the total Fund shares. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund's primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund.

Note 8. Share Repurchase Program

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the years ended November 30, 2006 and November 30, 2005, the Fund did not repurchase any of its own shares.

Notes to Financial Statements  Boulder Growth & Income Fund, Inc.

Note 9. Tax Basis Distributions

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during the year ending November 30, 2006 and November 30, 2005 is as follows:

	Year Ended November 2006	Year Ended November 2005
Distributions paid from:
Ordinary Income	$5,235,826	$119,717
Return of Capital	$4,168,456	$—
	$9,404,282	$119,717

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$29,661,469

The Fund had available for tax basis distributions purposes accumulated capital and other losses of $4,324,790 of which $4,228,052 will expire on 11/30/2013.

Net investment income and realized gain and loss for federal income tax purposes differ from that reported in the financial statements because of permanent and temporary book and tax differences. These differences are primarily related to differing treatment of long-term capital gains dividends and excess ordinary distributions received from Real Estate Investment Trusts and wash sales. Permanent book and tax basis difference of $4,206,795, $(38,339) and $(4,168,456) were reclassified at November 30, 2006 among undistributed net investment income, accumulated net realized loss on investments and Paid in Capital, respectively, for the Fund.

Note 10. Other Information

Rights Offerings: The Fund, like other closed-end funds, may at times raise cash for investment by issuing a fixed number of shares through one or more public offerings, including rights offerings. Proceeds from any such offerings will be used to further the investment objectives of the Fund.

Note 11. Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Boulder Growth & Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Boulder Growth & Income Fund, Inc. (the "Fund"), including the portfolio of investments as of November 30, 2006, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the Fund for the year ended November 30, 2005 and the financial highlights for the three year period ended November 30, 2005, the five month period ended November 30, 2002 and the year ended June 30, 2002 were audited by other auditors whose report, dated January 13, 2006, expressed an unqualified opinion on the statement of changes in nets assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

January 12, 2007

Additional Information (Unaudited)  Boulder Growth & Income Fund, Inc.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) on the Fund's website located at http://www.boulderfunds.net; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information

The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available on the Fund's website located at http://www.boulderfunds.net. Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Code of Ethics

The Fund files a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer or controller, or persons performing similar functions (the "Senior Officer Code of Ethics"), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund's Senior Officer Code of Ethics is available on the Fund's website locate at http://www.boulderfunds.net.

Privacy Statement

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Growth & Income Fund, Inc. (the "Fund") have established the following policy regarding information about the Fund's stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, "Personal Information")) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund's business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Significant Events

At a board meeting held on July 24, 2006, the Audit Committee selected and the Board ratified Deloitte & Touche LLP as the Fund's independent registered public accounting firm to replace KPMG LLP (KPMG).

The reports of the financial statements audited by KPMG for the Fund for the past 6 years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and KPMG on any matters of accounting principles or

Additional Information (Unaudited)  Boulder Growth & Income Fund, Inc.

practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Resignation of Director. On October 13, 2006, Dennis Causier of Mallorca Spain submitted his resignation as a director of the Fund. The remaining directors of the Fund accepted Mr. Causier's resignation and, at the subsequent regularly scheduled Board meeting held on October 23, 2006, nominated Susan L. Ciciora as Mr. Causier's replacement. Ms. Ciciora is the daughter of Stewart Horejsi, an agent and beneficiary of a substantial stockholder in the Fund, and will be an interested director of the Fund.

Tax Information

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended November 30, 2006, 100% qualify for the dividend received deduction available to shareholders.

For the fiscal year ended November 30, 2006, 100% of the taxable investment income qualifies for the 15% dividend tax rate.

Summary of Dividend Reinvestment Plan

Registered holders ("Common Shareholders") of common stock (the "Common Shares") are automatically enrolled (the "Participants") in the Fund's Dividend Reinvestment Plan (the "Plan") whereupon all distributions of income, capital gains or managed distributions ("Distributions") are automatically reinvested in additional Common Shares. Common Shareholders who elect to not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

PFPC Inc. (the "Agent") serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period than the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent's fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 Days' written notice to Common Shareholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027. To receive a full copy of the Fund's Divident Reinvestment Plan, please contact the Agent at 1-800-331-1710.

Information about Directors and Officers  Boulder Growth & Income Fund, Inc.

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years.

Name, Address*, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years	Number of Funds in Fund Complex Overseen by Director
Disinterested Directors

Richard I. Barr Age: 69	Director of the Fund since 2002. Current term expires at Annual Meeting for 2007.	Retired; Manager, Advantage Sales and Marketing, Inc. (food brokerage), 1963-2001; Director, Boulder Total Return Fund, Inc., since 1999 and Chairman of the Board since 2003; Director, First Financial Fund, Inc., since 2001.	3

Dr. Dean L. Jacobson Age: 68	Director of the Fund since 2006. Current term expires at Annual Meeting for 2007.	Founder and President of Forensic Engineering, Inc. (engineering investigations); since 1997, Professor Emeritus at Arizona State University; prior to 1997, Professor of Engineering at Arizona State University; Director, First Financial Fund, Inc. since 2003; Director, Boulder Total Return Fund, Inc., since 2004.	3

Joel W. Looney Age: 44	Director of the Fund since 2002. Chairman of the Board. Current term expires at Annual Meeting for 2007.	Partner, Financial Management Group, LLC (investment advisor), since July 1999; CFO, Bethany College, 1995-1999; Director, Boulder Total Return Fund, Inc., since 2001; Director and Chairman of the Board, First Financial Fund, Inc., since 2003.	3

Interested Directors**

Susan L. Ciciora Age: 42	Director of the Fund since 2006. Current term expires at Annual Meeting for 2007.	Trustee of the Lola Brown Trust No. 1B and the Ernest Horejsi Trust No. 1B; Director, Horejsi Charitable Foundation (private charitable foundation), since 1997; Director, Boulder Total Return Fund, Inc., since 2001; Director First Financial Fund, Inc., since 2003.	3

John S. Horejsi Age: 39	Director of the Fund since 2004. Current term expires at Annual Meeting for 2007.	Director of Horejsi Charitable Foundation (a private charitable foundation), since 1997; Director, Boulder Total Return Fund, Inc. and First Financial Fund, Inc., since 2006.	3

*  Unless otherwise specified, the Directors' respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

**  Ms. Ciciora and Mr. Horejsi each are an "interested person" as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA and FAS.

Information about Directors and Officers  Boulder Growth & Income Fund, Inc.

The Names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on April 24, 2006. This table shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.

Name, Address*, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years
Carl D. Johns 2344 Spruce Street, Suite A Boulder, CO 80302 Age: 43	Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer since 2002. Appointed annually.	Vice President and Treasurer of BIA and Assistant Manager of FAS, since 1999; Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer, Boulder Total Return Fund, Inc. since 1999 and First Financial Fund, Inc. since 2003.

Stephanie J. Kelley 2344 Spruce Street, Suite A Boulder, CO 80302 Age: 50	Secretary since 2002. Appointed annually.	Secretary, Boulder Total Return Fund, Inc., since 2000 and First Financial Fund, Inc., since 2003; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family; employee, FAS, since 1999.

Stephen C. Miller 2344 Spruce Street, Suite A Boulder CO 80302 Age: 54	President of the Fund since 2002. Appointed annually.	President of and General Counsel for BIA; since 1999; Manager, FAS, since 1999; Vice President of SIA, since 1999; President of Boulder Total Return Fund, Inc., since 1999; President of First Financial Fund, Inc., since 2003; President and General Counsel, Horejsi, Inc. (liquidated in 1999); General Counsel, Brown Welding Supply, LLC (sold in 1999); Of Counsel, Krass & Miller, LLC, since 1991.

Nicole L. Murphey 2344 Spruce Street, Suite A Boulder, CO 80302 Age: 29	Assistant Secretary since 2002. Appointed annually.	Assistant Secretary, Boulder Total Return Fund, Inc. since 2000 and First Financial Fund, Inc. since 2003; employee, of FAS, since 1999.

The Fund's President has certified to the New York Stock Exchange that, as of November 30, 2006, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Form N-CSR contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the Investment Company Act.

Boulder Growth & Income Fund, Inc.

P.O. Box 43027
Providence, RI 02940-3027

Boulder Growth and Income Fund, Inc.
(NYSE: BIF)

Annual Report

November 30, 2006

Directors

Richard I. Barr
Susan L. Ciciora
John S. Horejsi
Dr. Dean L. Jacobson
Joel W. Looney

Officers

Stephen C. Miller
President

Carl D. Johns
Vice President and Treasurer

Stephanie J. Kelley
Secretary

Nicole L. Murphey
Assistant Secretary

www.boulderfunds.net

If you have questions regarding shares you held in a Brokerage Account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent –– PFPC, Inc. at:

P.O. Box 43027
Providence, RI 02940-3027
1-800-331-1710

This report is sent to stockholders of Boulder Growth & Income Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

As of November 30, 2006, the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. For the year ended November 30, 2006, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this
N-CSR under Item 12(a)

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Joel W. Looney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

(a)          Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,250 and $25,500 for the fiscal years ended November 30, 2005 and November 30, 2006, respectively.

(b)         Audit-Related Fees – There were no fees billed for the fiscal years ended November 30, 2005 and November 30, 2006 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c)          Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Fund’s tax returns and excise tax calculations were $6,000 and $6,250 for the fiscal years ended November 30, 2005 and November 30, 2006, respectively.

(d)         All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of  this Item were $18,000 and $4,650 for the fiscal years ended November 30, 2005 and November 30, 2006, respectively. These fees pertain to the comfort letter related to the Fund’s Auction Market Preferred Shares.

(e)          (1)  The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)   There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended November 30, 2006 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)         Not applicable.

(h)         Not applicable.

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Item 5. Audit Committee of Listed Registrants.

As of the end of the period covered by this report, the following registrants have been designated as the Fund’s audit committee: Dr. Dean L. Jacobson, Richard I. Barr, and Joel W. Looney.

Item 6. Schedule of Investments.

The Funds’ full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Boulder Total Return Fund, Inc. and Boulder Growth & Income Fund, Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc. and Boulder Growth & Income Fund, Inc. (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1.                                       Policy.  It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Boulder Investment Advisers, L.L.C. (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.(1)  The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.  Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and will be effective August 6, 2003.

2.                                       Fiduciary Duty.  The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund.  The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3.                                       Procedures.  The following are the procedures adopted by the Board for the administration of this policy:

a.               Review of Adviser Proxy Voting Procedures.  The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes.  In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b.              Voting Record Reporting.  No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year.  With respect to those proxies the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.                                       Revocation.  The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.  This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5.                                       Annual Filing.  The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of

(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

(2) As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

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each year.  The Fund must file the complete proxy voting record on an annual basis on this form.  Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers.  This form must provide the following information:

1.               Name of the issuer of the portfolio security

2.               Exchange ticker symbol

3.               CUSIP #

4.               Shareholder meeting date

5.               Brief indication of the matter voted on

6.               Whether matter was proposed by the issuer or by a security holder

7.               Whether the Fund cast its vote on the matter

8.               How the Fund cast its vote

9.               Whether the Fund cast its vote for or against management

6.                                       Disclosures.

a.               The Fund shall include in any future registration statement:

i.                  A description of the Voting Policies and the Voting Guidelines(3); and

ii.               A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(4)

b.              The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i.                  A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.(5)

ii.               A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(6)

7.                                       Recordkeeping Requirements.  SEC Rule 204-2, as amended, requires advisers to retain:

1.               Proxy voting policies and procedures

2.               Proxy statements received regarding client securities

3.               Records of votes cast on behalf of clients

4.               Records of written client requests

5.               Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8.                                       Review of Policy.  At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

(3) This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(4) This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

(5) This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

(6) This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

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EXHIBIT  A – VOTING GUIDLINES

The Funds’ and Advisors’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR
Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST
Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.
Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR
Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.
Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.
Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit committee and not to management.	We will generally support the choice of auditors recommended by the Audit Committee. In the event that

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Category	Guideline	Voting
the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.
VOTING AND ENTRENCHMENT ISSUES
Shareholder Right to Call Special Meeting		Generally FOR
Shareholder Right to Act by Written Consent		Generally FOR
Cumulative Voting	Our experience has been that cumulative voting is generally proposed by large shareholders who may wish to exert undue influence on the board.	Generally AGAINST, although we may consider if the board has been unresponsive to shareholders.
Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.
Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.
COMPENSATION ISSUES
Director Compensation

Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.
Stock Options and Incentive Compensation Plans

Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options.

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Category	Guideline	Voting

We will not support any plan amendment that is not capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.
Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.
Require Shareholder Approval of Golden Parachutes		Generally FOR
TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.
Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.
Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

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Category	Guideline	Voting
Issuance of Authorized Shares		Generally FOR
Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.

Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.
OTHER MATTERS
Stock Repurchase Plans		Generally FOR
Stock Splits		Generally FOR
Require Shareholder Approval to issue Preferred Stock		Generally FOR
Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.
Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Boulder Growth & Income Fund – Portfolio Manager Disclosure.

Stewart R. Horejsi is the Fund’s primary investment manager and, together with Carl D. Johns, the Fund’s Vice President and Treasurer, is responsible for the day-to-day management of the Fund’s assets. Mr. Horejsi is primarily responsible for the Fund’s asset allocation and Mr. Johns, also Vice President and Treasurer for Boulder Investment Advisers, LLC (“BIA”), is responsible for research and managing the Fund’s fixed income portfolio. Messrs. Horejsi and Johns are referred to herein as the “Portfolio Managers”. The Portfolio Managers act as the portfolio managers with respect to the Fund and one other registered investment company, the Boulder Total Return Fund, Inc. (“BTF”). As of November 30, 2006, BTF had total assets, including leverage, of approximately $369.2 million. BIA and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA”) act as Co-Advisers to the Fund and are collectively referred to as the “Advisers”.  Mr. Horejsi also acts as portfolio manager with respect to a client of the Advisers who is associated with the Horejsi family, the Horejsi Charitable Foundation, Inc. which has total assets of approximately $18.8 million as of December 31, 2006.  Mr. Horejsi also acts as a financial consultant to other trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and manages their portfolios of equities having an aggregate value of approximately $771.5 million as of December 31, 2006.

The Portfolio Managers are compensated with fixed salaries which are established based on a number of considerations, including, among others, job and portfolio performance, industry compensation and comparables, and years of experience and service with the Advisers. The Portfolio Managers are reviewed from time to time and their salaries may be adjusted based on their recent and long-term job performance and cost of living increases. Generally, the Portfolio Managers do not receive bonuses.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because the Portfolio Managers also serve as portfolio managers to BTF and the other accounts described above that may have investment objectives identical or similar to those of the Fund. Mr. Horejsi also consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. Securities frequently meet the investment objectives of the Fund, the Horejsi Affiliates and such other funds and accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments that each fund or account presently has in a particular industry and the availability of investment funds in each fund or account. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers or the Horejsi Affiliates seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. However, with respect to the Horejsi Affiliates and the other private account managed by the Advisers, the Horejsi Affiliates and such other private account have consented to allow the funds managed by the Advisers to complete their transactions in any particular security before the Horejsi Affiliates or such other private account will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other fund managed by the Advisers may have the same or similar investment objectives and policies as the Fund, its portfolio does not generally consist of the same investments as the Fund and its performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Ernest Horejsi Trust No. 1B (the “Ernest Trust”), which has engaged Mr. Horejsi as a financial consultant and of which Mr. Horejsi is a discretionary beneficiary, holds 2,489,078 shares of the Fund as of December 31, 2006.  Accordingly, Mr. Horejsi may be deemed to have indirect beneficial ownership of such shares which have a dollar range in excess of $1 million. Mr. Horejsi disclaims all such beneficial ownership. Mr. Johns holds between $10,001 and $50,000 of the shares of the Fund as of December 31, 2006.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure

9

in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within  90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)                    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                    Not applicable.

(b)                                 Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)
Date	2/8/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)
Date	2/8/07

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)
Date	2/8/07

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